Exhibit 99.2

NEWS RELEASE
Construction Partners, Inc. Completes South Carolina Acquisition and Launches New Greenfield Market in Georgia

DOTHAN, AL, August 1, 2023 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across six southeastern states, today announced it has acquired a hot-mix asphalt plant in Myrtle Beach, South Carolina from C.R. Jackson, Inc. and established a new greenfield hot-mix asphalt plant and market in Waycross, Georgia.
Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “Today’s acquisition in South Carolina will enhance our operations in the fast-growing and dynamic Myrtle Beach-Conway metro area. We entered this market a year ago with the acquisition of Southern Asphalt and have been very pleased with the economic growth and activity in the region. This transaction strengthens our presence in the market and provides more resources for our South Carolina coastal area operations.”
The Company also announced that it has begun operations at a newly completed greenfield hot-mix asphalt plant in Waycross, Georgia, creating a new local market adjoining several existing CPI markets in the fast-growing southeast region of the state. This market is adjacent to the second largest port in Georgia and is positioned on two highly trafficked freight highways and a Class I railroad hub, all of which are vital corridors for transporting goods across the state and beyond. The addition of this greenfield facility strengthens CPI’s position in a growing market and further supports the Company’s existing workforce.
Smith added, “As we grow relative market share throughout our southeastern footprint, we continually evaluate attractive opportunities to make wise investments that compound and grow shareholder value.”
About Construction Partners, Inc.
Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across six southeastern states. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, the company focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a new business location and the expected results of the new location. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600